481 P1 06/24

FRANKLIN FUND ALLOCATOR SERIES

SUPPLEMENT DATED JUNE 3, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MAY 1, 2024 OF

FRANKLIN GLOBAL ALLOCATION FUND (THE “FUND”)

Effective June 3, 2024, the Summary Prospectus, Prospectus, and SAI of the Fund are amended as follows:

1)  The following is added below the “Fund Summary – Investment Manager” section of the Summary Prospectus and Prospectus:

Sub-Advisor

Franklin Templeton Investments Corp. (FTIC)

2) All references to Richard Hsu in the section entitled “Fund Summary – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:

Michael Greenberg

Senior Vice President/Portfolio Manager of FTIC and portfolio manager of the Fund since June 2024.

3) The following is added after the first paragraph in the “Fund Details – Management” section of the Prospectus:

Under an agreement with Advisers, Franklin Templeton Investments Corp. (FTIC), 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4, serves as the Fund's sub-advisor. FTIC provides Advisers, with investment management advice and assistance. FTIC is an indirect subsidiary of Resources. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any sub-advisor.

4) All references to Richard Hsu in the section entitled “Fund Details – Management” in the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Michael Greenberg Senior Vice President/Portfolio Manager of FTIC

Mr. Greenberg has been a co-lead portfolio manager of the Fund since June 2024. He joined Franklin Templeton in 2006.

5) The following is added below the fifth paragraph under the “Management and Other Services – Investment manager and services provided” section of the SAI:

The Fund’s sub-advisor is Franklin Templeton Investments Corp. (FTIC), an indirect, wholly owned subsidiary of Resources. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice, research and assistance. The sub-advisor's activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.

In rendering investment advisory services to the investment manager, FTIC may use services provided by Fiduciary Trust Company of Canada (FTCC), a foreign (non-U.S.) affiliate of FTIC that is not registered with the SEC as an investment adviser. FTIC and FTCC have entered into a “participating affiliate” arrangement that permits one or more FTCC employees to provide portfolio management, research, and other services to the investment manager for the Fund subject to the supervision of FTIC. Pursuant to the conditions provided in no-action relief granted by the staff of the SEC, the participating affiliate arrangement deems such employees to be “associated persons” of FTIC (as that term is defined in the Investment Advisers Act of 1940) and, therefore subject to the supervision of FTIC.

6)  The following is added below the Management Fees Earned table in the “Management and Other Services – Management fees” section of the SAI:

The investment manager pays the sub-advisor a fee equal to 33% of the “net investment advisory fee” paid by the Fund to the investment manager. The “net investment advisory fee,” in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to the Fund’s administrator for administrative services. The investment manager pays this fee from the management fees it receives from the Fund. Accordingly, the retention of the sub-advisor does not cause an increase in the Fund’s overall management fees.

7)  All references to Richard Hsu in the section of the SAI titled “Management and Other Services – Portfolio managers” are deleted in their entirety and replaced with the following:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Michael Greenberg*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	19	3,794.99	None	None
	Other Accounts	46	832.89	None	None

*Information is provided as of April 30, 2024.

8) All references to Richard Hsu in the section of the SAI titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” are deleted in their entirety and replaced with the following:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Greenberg*	None
*Information is provided as of April 30, 2024.

Please retain this supplement for future reference.